Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Amalgamated Financial Corp. (the “Company”) on Form 10-Q for the period ended September 30, 2021 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to his knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Priscilla Sims Brown
Priscilla Brown
President and Chief Executive Officer
November 9, 2021

/s/ Jason Darby
Jason Darby
Chief Financial Officer
November 9, 2021